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                                                                    Exhibit 99.5

                                   SCHEDULE C

                                CUSTODY AGREEMENT


         MEMORANDUM OF AGREEMENT made as of the   -   day of     -     ,
2000.

BETWEEN:


                  VIVENDI, a corporation existing under the laws of France (hereinafter referred to as "VIVENDI", as such term is modified in section 1.1 of the Merger Agreement),

                                     - and -

                  3744531 CANADA INC.,
                  a corporation existing under the laws of Canada (hereinafter referred to as "VIVENDI EXCHANGECO"),

                                     - and -

                  [                                            ],
                  a trust company incorporated under the laws of Canada (hereinafter referred to as the "CUSTODIAN"),

         WHEREAS in connection with a merger agreement (the "MERGER AGREEMENT") made as of June 19, 2000 among Vivendi (by a predecessor corporation), The Seagram Company Ltd., a corporation existing under the laws of Canada ("SEAGRAM"), and the other parties thereto, Vivendi Exchangeco is to issue exchangeable shares (the "EXCHANGEABLE SHARES") to certain holders of securities of Seagram under a plan of arrangement (the "ARRANGEMENT") contemplated in the Merger Agreement;

         AND WHEREAS under the Merger Agreement, Vivendi and Vivendi Exchangeco are required to execute a custody agreement substantially in the form of this Agreement;

         NOW THEREFORE in consideration of the foregoing and the mutual agreements contained herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto covenant and agree as follows:

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                                    ARTICLE 1


                         DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In this Agreement, the following terms shall have the following meanings:

         "ACCREDITED INTERMEDIARY" means -, an entity qualifying as an accredited intermediary eligible to hold securities of Vivendi in bearer form under French law and, subject to the provisions of Article 7, includes any successor thereto;

         "AFFILIATE" has the meaning ascribed thereto in the Securities Act;

         "ARRANGEMENT" means the arrangement under section 192 of the CBCA on the terms and subject to the conditions set out in the Plan of Arrangement;

         "BLOCKED PERIOD" has the meaning ascribed thereto in section 3.1(d);

         "BUSINESS DAY" means any day on which commercial banks are generally open for business in Toronto, Ontario, New York City, New York and France, other than a Saturday, a Sunday or a day observed as a holiday in Toronto, Ontario, in New York City, New York or in France under applicable laws;

         "CBCA" means the Canada Business Corporations Act, as amended;

         "CUSTODIAN" means - and, subject to the provisions of Article 7, includes any successor custodian;

         "DEPOSITARY" means the depositary for the Vivendi ADSs;

         "EFFECTIVE TIME" has the meaning ascribed thereto in the Plan of Arrangement;

         "EXCHANGE RIGHT" has the meaning ascribed thereto in section 4.1 of the Exchange Trust Agreement;

         "EXCHANGE TRUST AGREEMENT" means that certain exchange trust agreement made as of even date herewith among Vivendi Exchangeco, Vivendi Holdings, Vivendi and [Trustee] in connection with the Plan of Arrangement substantially in the form and content of Schedule D annexed to the Merger Agreement, as amended under the terms of the Exchange Trust Agreement;

         "EXCHANGEABLE SHARES" means the non-voting exchangeable shares in the capital of Vivendi Exchangeco, having the rights, privileges, restrictions and conditions set out in Appendix I to the Plan of Arrangement;

         "HOLDER" means a registered holder of Exchangeable Shares, each of whom is thereby also the holder of an equivalent number of Vivendi Voting Rights, other than Vivendi and its affiliates;

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         "HOLDER VOTES" has the meaning ascribed thereto in section 3.2;

         "LIQUIDATION CALL RIGHT" has the meaning ascribed thereto in the Plan of Arrangement;

         "MERGER AGREEMENT" means the agreement made as of June 19, 2000 among Vivendi (by a predecessor corporation), Seagram and the other parties thereto, as amended, supplemented and/or restated in accordance therewith prior to the Effective Date, providing for, among other things, the Arrangement;

         "NASDAQ" means the NASDAQ Stock Market and any successor exchange or market;

         "NYSE" means the New York Stock Exchange, Inc. and any successor exchange or market;

         "OFFICER'S CERTIFICATE" means, with respect to Vivendi, or Vivendi Exchangeco, as the case may be, a certificate signed by any officer or director of Vivendi or Vivendi Exchangeco, as the case may be;

         "PERSON" includes any individual, firm, partnership, limited partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, government body, syndicate or other entity, whether or not having legal status;

         "PLAN OF ARRANGEMENT" means the plan of arrangement relating to the arrangement of Seagram under section 192 of the CBCA substantially in the form and content of Schedule F annexed to the Merger Agreement and any amendments or variations thereto made in accordance with section
         6.1 of the Merger Agreement or Article 6 of the Plan of Arrangement or made at the direction of the Court;

         "RECEIPT DATE" has the meaning ascribed thereto in section 3.1(a);

         "REDEMPTION CALL RIGHT" has the meaning ascribed thereto in the Plan of Arrangement;

         "RETRACTION CALL RIGHT" has the meaning ascribed thereto in the Share Provisions;

         "RETRACTION REQUEST" has the meaning ascribed thereto in the Share Provisions;

         "SECURITIES ACT" means the Securities Act (Ontario) and the rules, regulations and policies made thereunder, as amended from time to time;

         "SHARE PROVISIONS" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares set forth in Appendix I to the Plan of Arrangement;

         "VIVENDI" has the meaning ascribed thereto in the Share Provisions;

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         "VIVENDI ADSS" has the meaning ascribed thereto in the Share
         Provisions;

         "VIVENDI ADS RECORD DATE" has the meaning ascribed thereto in section 1.5;

         "VIVENDI HOLDINGS" has the meaning ascribed thereto in the Share Provisions;

         "VIVENDI MEETING" means a meeting of shareholders of Vivendi at which holders of Vivendi Shares are entitled to vote;

         "VIVENDI SHARES" means the ordinary shares in the capital of Vivendi, nominal value Euro -;

         "VIVENDI SUCCESSOR" has the meaning ascribed thereto in section 8.1(a);

         "VIVENDI VOTING RIGHT" means an "action en nue propriete" under French law, which, among other things, represents one vote on the same basis and in the same circumstances as one Vivendi Share;

         "VIVENDI'S STATUTS" means the Articles of Incorporation of Vivendi; and

         "VOTING INSTRUCTION CARD" has the meaning ascribed thereto in section 3.1(a).

1.2      INTERPRETATION NOT AFFECTED BY HEADINGS, ETC.

         The division of this Agreement into Articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless otherwise indicated, all references to an "Article" or "section" followed by a number and/or a letter refer to the specified Article or section of this Agreement. The terms "this Agreement", "hereof", "herein" and "hereunder" and similar expressions refer to this Agreement and not to any particular Article, section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

1.3      NUMBER, GENDER, ETC.

         Unless the content otherwise requires, words importing the singular shall include the plural and vice versa. Words importing any gender include all genders.

1.4      DATE FOR ANY ACTION

         In the event that any date on which any action is required to be taken under this Agreement by any person is not a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day.

1.5      FIXING OF RECORD DATE

         Whenever any distribution, including any distribution of additional Vivendi Voting Rights, shall be made with respect to the Vivendi Voting Rights, or whenever the Custodian shall receive notice of any meeting of holders of Vivendi Shares, the Custodian shall fix a record date (which shall be the same as the record date set for determining the holders of Vivendi ADSs entitled to such distribution or to exercise such voting rights (the "Vivendi

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ADS Record Date"), and Vivendi shall give the Custodian notice of such record date on the same date that such notice is provided to the Depositary) for the determination of the Holders who shall be entitled to receive such distribution or to give instructions for the exercise of Vivendi Voting Rights at any Vivendi Meeting, subject to section 3.1.


                                    ARTICLE 2

                              VIVENDI VOTING RIGHTS

2.1      DEPOSIT OF THE VIVENDI VOTING RIGHTS

         The parties acknowledge that under the Plan of Arrangement Vivendi has deposited with the Custodian, directly or through the Accredited Intermediary, for the benefit of the Holders in accordance with the provisions of this Agreement, a number of Vivendi Voting Rights equal to the number of Exchangeable Shares issued pursuant to the Plan of Arrangement. During the term of this Agreement and subject to the terms and conditions of this Agreement, the Custodian shall:

         (a) hold the Vivendi Voting Rights directly or through the Accredited Intermediary as custodian solely for and on behalf of the Holders in accordance with the provisions of this Agreement; and

         (b) except as specifically authorized by this Agreement, have no power or authority to sell, transfer, vote or otherwise deal in or with the Vivendi Voting Rights, or any preferential subscription rights distributed to holders of Vivendi Voting Rights, or to exercise any such preferential subscription rights, and the Vivendi Voting Rights shall not be exercised or disposed of by the Custodian for any purpose other than the purposes specified in this Agreement.

2.2      LEGENDED SHARE CERTIFICATES

         Vivendi Exchangeco will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Holders of their right to instruct the Custodian with respect to the exercise of the Vivendi Voting Rights corresponding to the number of Exchangeable Shares held by such Holders.


                                    ARTICLE 3

                                  VOTING RIGHTS

3.1      VOTING OF VIVENDI VOTING RIGHTS

(a) Upon receipt of notice of any Vivendi Meeting sent by Vivendi at least (30) days prior to the date of the meeting, the Custodian shall, as soon as practicable thereafter, mail to the Holders who were Holders at the close of business on the date of the receipt of such notice by the Custodian: (i) a summary in English or an English version of the notice of such meeting sent by Vivendi to the Custodian, (ii) a statement in a form provided by Vivendi that the Holders as of close of business on a record date established pursuant to section 1.5 will

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be entitled, subject to any applicable provisions of French law, Vivendi's
Statuts and the Vivendi Voting Rights (which provisions, if any, shall be summarized in pertinent part in such statement), to exercise such voting rights (subject to the restrictions detailed below), (iii) summaries in English of any materials or other documents provided by Vivendi for the purpose of enabling such Holders to exercise such voting rights, by means of voting by mail (formulaire de vote par correspondance), by proxy (procuration) or in person,
(iv) a statement as to the manner in which such instructions may be given to the Custodian, including the date established by the Custodian for the receipt of such instructions (the "Receipt Date"), and (v) a voting instruction card (including a formulaire de vote par correspondance and procuration (a signed voting instructions card which does not set forth specific voting instructions shall constitute a procuration en blanc and shall be counted as a vote in favour of resolutions approved by the Board of Directors and all other information, authorizations and certification required under French law to allow Holders to vote Vivendi Voting Rights in registered form and in bearer form)) to be prepared by Vivendi in consultation with the Custodian (a "Voting Instruction Card"). Vivendi shall deliver the notice to the Custodian contemporaneously with the equivalent notice given to the Depositary.

(b) In accordance with French law in effect on the date of this Agreement and Vivendi's Statuts, a precondition for exercising any voting right attached to shares, whether or not in nue propriete, is that, in the case of a holder of shares in registered form, such holder be registered in the share register of the company at least five (5) calendar days prior to the date of the Vivendi Meeting or, in the case of a holder of shares in bearer form, such holder shall request its accredited financial intermediary to issue a certificat d'immobilisation de titres au porteur evidencing the immobilization of its shares until the time fixed for the meeting, at least five (5) calendar days prior to the date of the meeting. The provisions of this Agreement shall be amended or supplemented in accordance with section 9.2(b) of this Agreement upon any change in applicable French law or Vivendi's Statuts relating to the requirements or procedures for the exercise of voting rights to the extent necessary to preserve, as nearly as practicable in the circumstances, the rights of Holders to exercise voting rights.

(c) Pursuant to the requirements of French law, in order for any Holder that desires to exercise its Vivendi Voting Rights at a Vivendi Meeting either by mail, by proxy or in person, such Holder will be required to instruct the Custodian to, and the Custodian must, either: (i) block the transfer of such Holder's Exchangeable Shares; or (ii) arrange for the transfer of such Holder's Exchangeable Shares into a blocked account, in each case until the completion of such meeting; and (iii) take any and all other steps necessary to permit the exercise of the Vivendi Voting Rights by the Holder, including, without limitation, the steps set out below.

In the case of Exchangeable Shares representing a Holder's Vivendi Voting Rights that are held in registered form, the Custodian must register, or cause to be registered, the name and address of such Holder on the share register of Vivendi at least five (5) calendar days prior to the date of the Vivendi Meeting, and if the Holder does not plan to attend the meeting personally, deposit, or cause to be deposited, the formulaire de vote par correspondance, or the procuration with Vivendi at least three (3) calendar days prior to the date of the Vivendi Meeting.

In the case of Exchangeable Shares representing a Holder's Vivendi Voting Rights that are held in bearer form, the Custodian must, (i) furnish Vivendi with the name and address of

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such Holder, the number of Exchangeable Shares held by such Holder and any other information required in accordance with French law or Vivendi's Statuts, (ii) notify Vivendi that the transfer of such Exchangeable Shares has been blocked,
(iii) issue, or cause to be issued, a certificat d'immobilisation de titres au porteur with respect to such Exchangeable Shares, and (iv) deposit such certificat and, if the Holder does not plan to attend the meeting personally, the formulaire de vote par correspondance, or the procuration, with Vivendi at least three (3) calendar days prior to the date of the Vivendi Meeting and give notice to Vivendi of such Holder's intention to vote.

(d) If a Holder does not plan to attend the Vivendi Meeting in person, then such Holder shall complete the Voting Instruction Card, which provides, among other things, for certifications by the Holder as follows: (i) setting forth such Holder's full name, address and number of Exchangeable Shares owned and any other information required in accordance with French law or Vivendi's Statuts,
(ii) instructing the Custodian not to permit any transfers of any Exchangeable Shares for a period beginning on the date of the receipt of such Voting Instruction Card by the Custodian (which shall be at least five (5) calendar days prior to the date the Vivendi Meeting set forth in the notice described in
(a) in the first paragraph of this paragraph 3.1 and ending at the end of the day of the date of such meeting (the "Blocked Period"), and (iv) authorizing the Custodian (x) to cause the name and address of such Holder and any other information required in accordance with French law or Vivendi's Statuts to be registered in the share register of Vivendi during the Blocked Period in respect of the number of Vivendi Voting Rights equal to the number of such Holder's Exchangeable Shares, if such Vivendi Voting Rights are held in registered form, or authorizing the Custodian to issue, or cause to be issued, certificat d'immobilisation de titres au porteur during the Blocked Period in respect of the number of Vivendi Voting Rights equal to the number of such Holder's Exchangeable Shares, if such Vivendi Voting Rights are held in bearer form and
(y) to deposit the formulaire de vote par correspondance, or the procuration with Vivendi, at least three (3) calendar days prior to the date of the Vivendi Meeting.

(e) Immediately following any Vivendi Meeting, any Vivendi Voting Rights that have been registered in the name of any person other than the Custodian or the Accredited Intermediary shall be reregistered in the name of the Accredited Intermediary, and the foregoing shall constitute the irrevocable authorization of the Holders to such reregistration.

According to French law, voting rights may not be exercised in respect of fractional shares.

Upon receipt by the Custodian of a properly completed Voting Instruction Card, on or before the Receipt Date, insofar as practicable and permitted under any applicable provisions of French law, Vivendi's Statuts and the Vivendi Voting Rights (including instructing the Custodian to perform all applicable duties set forth in the Voting Instruction Card and in this section 3.1 and restricting transfer of Exchangeable Shares as set forth in the Voting Instruction Card and in this section 3.1, the Custodian shall cause the Vivendi Voting Rights to be voted in accordance with any instructions set forth in such request. The Custodian shall not vote, or cause to be voted, or attempt to exercise the right to vote that attaches to the Vivendi Voting Rights other than in accordance with such instructions. The Custodian agrees not to vote or cause to be voted the Vivendi Voting Rights of a Holder if it does not receive the Voting Instruction Card from the Holder in accordance with this section 3.1.

Under French law, shareholders at ordinary and extraordinary shareholders' meetings may modify the resolutions presented to the shareholders for their approval by the Board of Directors. In such case, Holders who have given prior instructions to vote on such

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resolutions shall be deemed to have voted against the revised resolutions;
provided, however, that in the event such revised resolutions have been approved by the Board of Directors of Vivendi during a suspension of the Vivendi Meeting, Holders who have sent a proxy in blank form (procuration en blanc) shall be deemed to have voted in favour of such revised resolutions approved by the Board of Directors.

The Custodian will not charge any fees to the Holder in connection with the foregoing transactions to enable any Holder to exercise its voting rights under this section 3.1.

Subject to section 4.13:

         (a) the Custodian shall exercise, or cause to be exercised, the Voting Rights only on the basis of instructions received under this Article 3 from Holders entitled to instruct the Custodian as to the voting thereof at the time at which the Vivendi Meeting is held; and

         (b) to the extent that no instructions are received from a Holder with respect to the Voting Rights to which such Holder is entitled, the Custodian shall not exercise or permit the exercise of such Voting Rights or attend the Vivendi Meeting in respect thereof.

3.2      NUMBER OF VOTES

         With respect to all Vivendi Meetings, each Holder shall be entitled, in accordance with section 3.1 to cast and exercise one of the Vivendi Voting Rights for each Exchangeable Share owned of record by such Holder on the record date established pursuant to section 1.5 (the "HOLDER VOTES"), in respect of each matter, question, proposal or proposition to be voted on at such Vivendi Meeting.

3.3      COPIES OF SHAREHOLDER INFORMATION

         Subject to section 3.9, Vivendi will deliver to the Custodian copies of all proxy materials, including notices of Vivendi Meetings, information statements, reports (including without limitation, all interim and annual financial statements) and other written communications (including any such documents that are distributed on behalf of third parties, such as dissident proxy and information circulars, tender offer and exchange offer circulars, together with all related information and material) that, in each case, are to be distributed from time to time to holders of Vivendi ADSs (including any English language translations or summaries thereof) in sufficient quantities and in sufficient time so as to enable the Custodian to send those materials to each Holder at the same time as such materials are first sent to holders of Vivendi ADSs. The Custodian will mail or otherwise send to each Holder, at the expense of Vivendi, copies of all such materials (and all materials specifically directed to the Holders or to the Custodian for the benefit of the Holders by Vivendi) received by the Custodian from Vivendi contemporaneously with the sending of such materials to holders of Vivendi ADSs. The Custodian will also make available for inspection by any Holder at the Custodian's principal corporate office in - all proxy materials, information statements, reports and other written communications that are:

         (a) received by the Custodian or the Accredited Intermediary and made available by Vivendi generally to the holders of Vivendi ADSs; or

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         (b)      specifically directed to the Holders, the Custodian or the
                  Accredited Intermediary for the benefit of the Holders by Vivendi.

3.4      VOTING BY CUSTODIAN, AND ATTENDANCE OF CUSTODIAN REPRESENTATIVE AT
MEETING

         (a) As long as the Custodian remains appointed as such pursuant to this Deposit Agreement, the Custodian shall ensure that at least one Vivendi Share is owned by it and registered in its name.

         (b) In connection with each Vivendi Meeting, the Custodian shall exercise, or cause to be exercised, either in person or by proxy, to the extent permitted under French law, in accordance with the instructions received from a Holder under section 3.1, the Holder Votes as to which such Holder is entitled to direct the vote (or any lesser number thereof as may be set forth in the instructions) for which such Holder has given a proxy to the Custodian; provided, however, that such written instructions are received by the Custodian from the Holder on or prior to the Receipt Date.


3.8      DISTRIBUTION OF WRITTEN MATERIALS

         Subject to section 3.9, any written materials distributed by the Custodian under this Agreement shall be sent by mail (or, subject to applicable regulatory requirements, otherwise communicated in the same manner as Vivendi utilizes in communications to holders of Vivendi ADSs) to each Holder at its address as shown on the books of Vivendi Exchangeco. Vivendi agrees not to communicate with holders of Vivendi ADSs with respect to such written materials otherwise than by mail unless such method of communication is also reasonably available to the Custodian to communicate with the Holders. Vivendi Exchangeco shall provide or cause to be provided to the Custodian for this purpose, on a timely basis and without charge or other expense:

         (a) a current list of holders of Vivendi Voting Rights at the close of business on the date of such request; and

         (b) upon the request of the Custodian, mailing labels to enable the Custodian to carry out its duties under this Agreement.

3.9      DISTRIBUTION OF OTHER RIGHTS

         In the event that Vivendi distributes to the holders of the Vivendi Shares any preferential subscription rights to subscribe for Vivendi capital increases, the Custodian shall not transmit such rights or any notice received on behalf of such Holder and the Custodian shall not exercise, and shall direct the Accredited Intermediary not to exercise, any such preemptive subscription rights except in accordance with this section 3.9. If the Holder wishes to exercise any preferential subscription right pursuant to the Holder's Vivendi Preemptive Rights, the Holder shall provide a notice (the "Exchange Notice") to the Custodian and Vivendi Exchangeco not later than the fifth business day prior to the termination of any period for exercising such preferential subscription rights. The Custodian shall not exercise, and shall cause the Accredited Intermediary not to exercise, the preemptive subscription right pursuant to the Exchange Notice prior to the fourth business day following the receipt by the Custodian and Vivendi Exchangeco of the Exchange Notice.

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Any notice sent by a Holder to the Custodian seeking to exercise such preferential subscription rights will be deemed to be delivery to Vivendi of an irrevocable Retraction Request for that number of Exchangeable Shares held by such Holder that is equal to the number of Vivendi Voting Rights in respect of which the holder is seeking such preferential subscription rights.

         The Custodian hereby irrevocably directs Vivendi to pay directly to the Holders any monies (in the case of a liquidation), Vivendi Voting Rights or other property distributable by Vivendi on the liquidation of Vivendi or as a distribution of premium if such monies (in the case of a liquidation), Vivendi Voting Rights, or other property would otherwise be distributable to or on behalf of the Custodian or the Accredited Intermediary. Vivendi acknowledges such direction and agrees to act in accordance therewith.

3.10     TERMINATION OF VOTING RIGHTS AND OTHER RIGHTS

         All of the rights of a Holder under this Agreement, including with respect to the Holder Votes exercisable by such Holder, and the right to instruct the Custodian as to the voting of or to vote personally such Holder Votes, and all other rights attached to the Vivendi Voting Rights shall be deemed to be surrendered by the Holder to Vivendi and the Custodian shall transfer, or cause to be transferred, to Vivendi such Vivendi Voting Rights upon the delivery by the Holder to the trustee under the Exchange Trust Agreement of the certificates representing such Exchangeable Shares in connection with the exercise by the Holder of the Exchange Right or the occurrence of the automatic exchange of Exchangeable Shares for Vivendi Shares, as specified in section 4.12 of the Exchange Trust Agreement (unless, in either case, Vivendi Holdings shall not have delivered the requisite Vivendi ADSs issuable in exchange therefor to the trustee under the Exchange Trust Agreement for delivery to the Holders), or upon the redemption of Exchangeable Shares under Articles 6 or 7 of the Share Provisions, or upon the effective date of the liquidation, dissolution or winding-up of Vivendi Exchangeco under Article 5 of the Share Provisions, or upon the purchase of Exchangeable Shares from the holder thereof by Vivendi Holdings under the exercise by Vivendi Holdings of the Retraction Call Right, the Redemption Call Right or the Liquidation Call Right.

3.11 Vivendi will not without the prior approval of Vivendi Exchangeco and the prior approval of the Holders given in accordance with section 10.2 of the Share Provisions, take or authorize, approve or permit to be taken, any action that would cause or result in any variation (whether an increase or decrease) in the rights of the actions en nue proprietes comprising the Vivendi Voting Rights, or the allocation of rights between them and the corresponding usufruct. Without limitation, unless such prior approval has been obtained, the Board of Directors of Vivendi shall not propose, approve or endorse any amendment to any provisions of the Articles of Incorporation or By-laws of Vivendi that would have such result.

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                                    ARTICLE 4

                            CONCERNING THE CUSTODIAN

4.1      POWERS AND DUTIES OF THE CUSTODIAN

         The rights, powers, duties and authorities of the Custodian under this Agreement, in its capacity as custodian, shall include:

         (a) receipt of the Vivendi Voting Rights, directly or through the Accredited Intermediary, for and on behalf of the Holders in accordance with the provisions of the Plan of Arrangement;

         (b) distributing materials to Holders as provided in this Agreement;

         (c) holding, directly or through the Accredited Intermediary, the Vivendi Voting Rights for and on behalf of the Holders in accordance with the provisions of this Agreement;

         (d) voting or causing to be voted the Voting Rights in accordance with the instructions of the Holder pursuant to the terms of this Agreement;

         (e) taking action on its own initiative or at the direction of a Holder or Holders to enforce the obligations of Vivendi and Vivendi Exchangeco under this Agreement; and

         (f) taking such other actions and doing such other things as are specifically provided in this Agreement.

         In the exercise of such rights, powers, duties and authorities the Custodian shall have (and is granted) such incidental and additional rights, powers, duties and authority not in conflict with any of the provisions of this Agreement as the Custodian, acting in good faith and in the reasonable exercise of its discretion, may deem necessary, appropriate or desirable to carry out its obligations under this Agreement. Any exercise of such discretionary rights, powers, duties and authorities by the Custodian shall be final, conclusive and binding upon all persons.

         The Custodian in exercising its rights, powers, duties and authorities hereunder shall act honestly and in good faith and with a view to the best interests of the Holders and shall exercise the care, diligence and skill that a reasonably prudent custodian would exercise in comparable circumstances.

         The Custodian shall not be bound to give notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall be specifically required to do so under the terms hereof; nor shall the Custodian be required to take any notice of, or to do, or to take any act, action or proceeding as a result of any default or breach of any provision hereunder, unless and until notified in writing of such default or breach, which notices shall distinctly specify the default or breach desired to be brought to the attention of the Custodian, and in the absence of such notice the Custodian may for all purposes of this Agreement conclusively assume that no default or breach has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein.

4.2      NO CONFLICT OF INTEREST

         The Custodian represents to Vivendi and Vivendi Exchangeco that at the date of execution and delivery of this Agreement there exists no conflict of interest in the role of the Custodian hereunder. The Custodian shall, within 90 days after it becomes aware that such material conflict of interest exists, either eliminate such conflict of interest or resign in the manner and with the effect specified in Article 7. If, notwithstanding the foregoing provisions of this section 4.2, the Custodian has such a conflict of interest, the validity and enforceability of this Agreement shall not be affected in any manner whatsoever by reason only of the existence of such conflict of interest. If the Custodian contravenes the foregoing provisions of this section 4.2, any interested party may apply to the Superior Court of Justice (Ontario) for an order that the Custodian be replaced as Custodian hereunder.

4.3      DEALINGS WITH TRANSFER AGENTS, REGISTRARS, ETC.

         Vivendi and Vivendi Exchangeco irrevocably authorize the Custodian, from time to time, to:

         (a) consult, communicate and otherwise deal with the respective registrars and transfer agents, and with any such subsequent registrar or transfer agent, of the Exchangeable Shares, Vivendi Shares and Vivendi ADSs; and

         (b) requisition, from time to time, from any such registrar or transfer agent any information readily available from the records maintained by it that the Custodian may reasonably require for the discharge of its duties and responsibilities under this Agreement.

         Vivendi and Vivendi Exchangeco irrevocably authorize their respective registrars and transfer agents to comply with all such requests.

4.4      BOOKS AND RECORDS

         The Custodian shall keep available for inspection by Vivendi and Vivendi Exchangeco at the Custodian's principal office in - correct and complete books and records of account relating to the performance of its obligations under this Agreement, including without limitation, all relevant data relating to mailings and instructions to and from Holders. On or before January 15, 2001, and on or before January 15th in every year thereafter, the Custodian shall transmit to Vivendi and Vivendi Exchangeco a brief report, dated as of the preceding December 31st, with respect to:

         (a) the number of Vivendi Voting Rights held by it on behalf of holders of Exchangeable Shares on that date;

         (b) the number of Vivendi Voting Rights transferred to Vivendi during the calendar year ended on such December 3lst;

         (c) any monies (in the case of a liquidation), Vivendi Voting Rights or other property received on the Vivendi Voting Rights and distributed by the Custodian to the Holders; and

         (d) any action taken by the Custodian in the performance of its duties under this Agreement that it had not previously reported and that, in the Custodian's opinion, materially affects the Vivendi Voting Rights.

4.5      INDEMNIFICATION BEFORE CERTAIN ACTIONS BY CUSTODIAN

         The Custodian shall exercise any or all of the rights, duties, powers or authorities vested in it by this Agreement at the request, order or direction of any Holder upon such Holder furnishing to the Custodian reasonable funding, security or indemnity against the costs, expenses and liabilities that may be incurred by the Custodian therein or thereby, provided that no Holder shall be obligated to furnish to the Custodian any such security or indemnity in connection with the exercise by the Custodian of any of its rights, duties, powers and authorities with respect to the Vivendi Voting Rights pursuant to
Article 3, subject to section 4.13.

         None of the provisions contained in this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability in the exercise of any of its rights, powers, duties, or authorities unless funded, given security and indemnified as aforesaid.

4.6      ACTION OF HOLDERS

         No Holder shall have the right to institute any action, suit or proceeding or to exercise any other remedy authorized by this Agreement for the purpose of enforcing any of its rights or for the execution of any power hereunder unless the Holder has requested the Custodian to take or institute such action, suit or proceeding and furnished the Custodian with the funding, security or indemnity referred to in section 4.5 and the Custodian shall have failed to act within a reasonable time thereafter. In such case, but not otherwise, the Holder shall be entitled to take proceedings in any court of competent jurisdiction such as the Custodian might have taken; it being understood and intended that no one or more Holders' shall have any right in any manner whatsoever to affect, disturb or prejudice the rights hereby created by any such action, or to enforce any right hereunder except subject to the conditions and in the manner herein provided, and that all powers hereunder shall be exercised and all proceedings at law shall be instituted, had and maintained by the Custodian, except only as herein provided, and in any event for the equal benefit of all Holders.

4.7      RELIANCE UPON DECLARATIONS

         The Custodian shall not be considered to be in contravention of any of its rights, powers, duties and authorities hereunder if, when required, it acts and relies in good faith upon statutory declarations, certificates, opinions or reports furnished under the provisions hereof or required by the Custodian to be furnished to it in the exercise of its rights, powers, duties and authorities hereunder if such statutory declarations, certificates, opinions or reports comply with the provisions of section 4.8, if applicable, and with any other applicable provisions of this Agreement.

4.8      EVIDENCE AND AUTHORITY TO CUSTODIAN

         Vivendi and/or Vivendi Exchangeco shall furnish to the Custodian evidence of compliance with the conditions provided for in this Agreement relating to any action or step required or permitted to be taken by Vivendi and/or Vivendi Exchangeco or the Custodian under this Agreement or as a result of any obligation imposed under this Agreement, including, without limitation, in respect of the Voting Rights, and the taking of any other action to be taken by the Custodian at the request of or on the application of Vivendi and/or Vivendi Exchangeco promptly if and when:

         (a) such evidence is required by any other section of this Agreement to be furnished to the Custodian in accordance with the terms of this section 4.8; or

         (b) the Custodian, in the exercise of its rights, powers, duties and authorities under this Agreement, gives Vivendi and/or Vivendi Exchangeco written notice requiring it to furnish such evidence in relation to any particular action or obligation specified in such notice.

         Whenever such evidence consists of a matter other than the Vivendi Voting Rights, such evidence shall consist of an Officer's Certificate of Vivendi and/or Vivendi Exchangeco or a statutory declaration or a certificate made by persons entitled to sign an Officer's Certificate stating that any such condition has been complied with in accordance with the terms of this Agreement.

         Except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, attorney, auditor, accountant, appraiser, evaluator, engineer or other expert or any other person whose qualifications give authority to a statement made by him, provided that if such report or opinion is furnished by a director, officer or employee of Vivendi and/or Vivendi Exchangeco it shall be in the form of an Officer's Certificate or a statutory declaration.

         Each statutory declaration, Officer's Certificate, opinion or report furnished to the Custodian as evidence of compliance with a condition provided for in this Agreement shall include a statement by the person giving the evidence:

         (c) declaring that he has read and understands the provisions of this Agreement relating to the condition in question;

         (d) describing the nature and scope of the examination or investigation upon which he based the statutory declaration, certificate, statement or opinion; and

         (e) declaring that he has made such examination or investigation as he believes is necessary to enable him to make the statements or give the opinions contained or expressed therein.

4.9      EXPERTS, ADVISERS AND AGENTS

         The Custodian may:

         (a) in relation to these presents act and rely on the opinion or advice of or information obtained from any solicitor, attorney, auditor, accountant, appraiser, evaluator, engineer or other expert, whether retained by the Custodian or by Vivendi and/or Vivendi Exchangeco or otherwise, and may retain or employ such assistants as may be necessary to the proper discharge of its powers and duties and determination of its rights hereunder and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid; and

         (b) employ such agents and other assistants as it may reasonably require for the proper determination and discharge of its powers and duties hereunder, and may pay reasonable remuneration for all services performed for it (and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of its powers and duties hereof and compensation for all disbursements, costs and expenses made or incurred by it in the discharge of its duties hereunder.

4.10     CUSTODIAN NOT REQUIRED TO GIVE SECURITY

         The Custodian shall not be required to give any bond or security in respect of the execution of the rights, duties, powers and authorities of this Agreement or otherwise in respect of the premises.

4.11     CUSTODIAN NOT BOUND TO ACT ON REQUEST

         Except as in this Agreement otherwise specifically provided, the Custodian shall not be bound to act in accordance with any direction or request of Vivendi and/or Vivendi Exchangeco or of the directors thereof until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to the Custodian, and the Custodian shall be empowered to act upon any such copy purporting to be authenticated and believed by the Custodian to be genuine.

4.12     AUTHORITY TO CARRY ON BUSINESS

         The Custodian represents to Vivendi and Vivendi Exchangeco that at the date of execution and delivery by it of this Agreement it is authorized to carry on business in each of the provinces of Canada but if, notwithstanding the provisions of this section 4.12, it ceases to be so authorized to carry on business, the validity and enforceability of this Agreement shall not be affected in any manner whatsoever by reason only of such event but the Custodian shall, within 90 days after ceasing to be authorized to carry on business in any province of Canada, either become so authorized or resign in the manner and with the effect specified in Article 7.

4.13     CONFLICTING CLAIMS

         If conflicting claims or demands are made or asserted with respect to any interest of any Holder in any Vivendi Voting Rights, including any disagreement between the heirs, representatives, successors or assigns succeeding to all or any part of the interest of any Holder in any Vivendi Voting Rights, resulting in conflicting claims or demands being made in connection with such interest, then the Custodian shall be entitled, at its sole discretion, to refuse to recognize or to comply with any such claims or demands. In so refusing, the Custodian may elect not to exercise any Voting Rights subject to such conflicting claims or demands and, in so doing, the Custodian shall not be or become liable to any person on account of such election or its failure or refusal to comply with any such conflicting claims or demands. The Custodian shall be entitled to continue to refrain from acting and to refuse to act until:

         (a) the rights of all adverse claimants with respect to the Vivendi Voting Rights subject to such conflicting claims or demands have been adjudicated by a final judgment of a court of competent jurisdiction and all rights of appeal therefrom have expired; or

         (b) all differences with respect to the Vivendi Voting Rights subject to such conflicting claims or demands have been conclusively settled by a valid written agreement binding on all such adverse claimants, and the Custodian shall have been furnished with an executed copy of such agreement certified to be in full force and effect.

         If the Custodian elects to recognize any claim or comply with any demand made by any such adverse claimant, it may in its discretion require such claimant to furnish such surety bond or other security satisfactory to the Custodian as it shall deem appropriate to fully indemnify it as between all conflicting claims or demands.

4.14     CUSTODIAN NOT A TRUSTEE

         The relationship between the Holder and the Custodian under this Agreement is that of principal and agent only and not that of beneficiary and trustee and under no circumstances shall this Agreement be construed to create any trust relationship between the Custodian and the Holder.

4.15     CUSTODIAN NOT LIABLE FOR TAXES

         The Custodian shall not be liable for any taxes, duties or governmental charges or expenses that may become payable by or on behalf of a Holder in respect of any Vivendi Voting Rights whether under any present or future fiscal or other laws or regulations. Accordingly, if the Custodian shall receive a demand for or be obliged to withhold and pay any such tax, duty, governmental charge or expense then the Custodian shall, if it is not presented with satisfactory proof of payment by the Holder, deduct the amount of same from any monies received on behalf of that Holder and remit the amount withheld to the relevant government authority as and when required by law.

                                    ARTICLE 5

                                  COMPENSATION

5.1      FEES AND EXPENSES OF THE CUSTODIAN

         Vivendi and Vivendi Exchangeco jointly and severally agree to pay the Custodian reasonable compensation for all of the services rendered by it under this Agreement and will reimburse the Custodian for all reasonable expenses (including, but not limited to, fees and expenses of the Accredited Intermediary, fees paid to legal counsel and other experts and advisors and travel expenses) and disbursements, including the cost and expense of any suit or litigation of any character and any proceedings before any governmental agency reasonably incurred by the Custodian in connection with its duties under this Agreement; provided that Vivendi and Vivendi Exchangeco shall have no obligation to reimburse the Custodian for any expenses or disbursements paid, incurred or suffered by the Custodian in any suit or litigation in which the Custodian is determined to have acted in bad faith or with negligence, recklessness or wilful misconduct.


                                    ARTICLE 6

                   INDEMNIFICATION AND LIMITATION OF LIABILITY

6.1      INDEMNIFICATION OF THE CUSTODIAN

         Vivendi and Vivendi Exchangeco jointly and severally agree to indemnify and hold harmless the Custodian and each of its directors, officers, employees and agents appointed and acting in accordance with this Agreement (collectively, the "INDEMNIFIED PARTIES") against all claims, losses, damages, reasonable costs, penalties, fines and reasonable expenses (including reasonable expenses of the Custodian's legal counsel) which, without fraud, negligence, wilful misconduct or bad faith on the part of such Indemnified Party, may be paid, incurred or suffered by the Indemnified Party by reason or as a result of the Custodian's compliance with its duties set forth in this Agreement, or any written or oral instruction delivered to the Custodian by Vivendi or Vivendi Exchangeco under this Agreement.

         In no case shall Vivendi or Vivendi Exchangeco be liable under this indemnity for any claim against any of the Indemnified Parties unless Vivendi and Vivendi Exchangeco shall be notified by the Custodian of the written assertion of a claim or of any action commenced against the Indemnified Parties, promptly after any of the Indemnified Parties shall have received any such written assertion of a claim or shall have been served with a summons or other first legal process giving information as to the nature and basis of the claim. Subject to (ii) below, Vivendi and Vivendi Exchangeco shall be entitled to participate at their own expense in the defense and, if Vivendi and Vivendi Exchangeco so elect at any time after receipt of such notice, either of them may assume the defense of any suit brought to enforce any such claim. The Custodian shall have the right to employ separate counsel in any such suit and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Custodian unless: (i) the employment of such counsel has been authorized by Vivendi or Vivendi Exchangeco; or (ii) the named parties to any such suit include both the Custodian and Vivendi or Vivendi Exchangeco and the Custodian shall have been advised by counsel acceptable to Vivendi or Vivendi Exchangeco that there may be one or more legal defenses available to the Custodian that are different from or in addition to those available to Vivendi or Vivendi Exchangeco and that, in the judgment of such counsel, would present a conflict of interest were a joint representation to be undertaken (in which case Vivendi and Vivendi Exchangeco shall not have the right to assume the defense of such suit on behalf of the Custodian but shall be liable to pay the reasonable fees and expenses of counsel for the Custodian). This indemnity shall survive the termination of this Agreement and the resignation or removal of the Custodian.

6.2      LIMITATION OF LIABILITY

         The Custodian shall not be held liable for any loss which may occur by reason of depreciation of the value of any part of the properties received under this Agreement or any loss incurred on any investment of funds under this Agreement, except to the extent that such loss is attributable to the fraud, negligence, recklessness, wilful misconduct or bad faith on the part of the Custodian.


                                    ARTICLE 7

                      CUSTODIAN AND ACCREDITED INTERMEDIARY

7.1      RESIGNATION

         The Custodian, or any Custodian hereafter appointed, may at any time resign by giving written notice of such resignation to Vivendi and Vivendi Exchangeco specifying the date on which it desires to resign, provided that such notice shall not be given less than thirty (30) days before such desired resignation date unless Vivendi and Vivendi Exchangeco otherwise agree and provided further that such resignation shall not take effect until the date of the appointment of a successor Custodian and the acceptance of such appointment by the successor Custodian. Upon receiving such notice of resignation, Vivendi and Vivendi Exchangeco shall promptly appoint a successor Custodian, which shall be a corporation organized and existing under the laws of Canada or a province and be authorized to carry on the business of a trust company in the province of Ontario and have net assets in excess of $50,000,000, by written instrument in duplicate, one copy of which shall be delivered to the resigning Custodian and one copy to the successor Custodian. Failing the appointment and acceptance of a successor Custodian, a successor Custodian may be appointed by order of a court of competent jurisdiction upon application of one or more of the parties to this Agreement. If the retiring Custodian is the party initiating an application for the appointment of a successor Custodian by order of a court of competent jurisdiction, Vivendi and Vivendi Exchangeco shall be jointly and severally liable to reimburse the retiring Custodian for its legal costs and expenses in connection with same. Vivendi covenants that the Custodian shall at all times also be the transfer agent for the Exchangeable Shares.

7.2      REMOVAL

         The Custodian, or any Custodian hereafter appointed, may (provided a successor Custodian is appointed) be removed at any time on not less than 30 days' prior notice by written instrument executed by Vivendi and Vivendi Exchangeco, in duplicate, one copy of which shall be delivered to the Custodian so removed and one copy to the successor Custodian.

7.3      SUCCESSOR CUSTODIAN

         Any successor Custodian appointed as provided under this Agreement shall execute, acknowledge and deliver to Vivendi and Vivendi Exchangeco and to its predecessor Custodian an instrument accepting such appointment. Thereupon the resignation or removal of the predecessor Custodian shall become effective and such successor Custodian, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with the like effect as if originally named as Custodian in this Agreement. However, on the written request of Vivendi and Vivendi Exchangeco or of the successor Custodian, the Custodian ceasing to act shall, upon payment of any amounts then due it under the provisions of this Agreement, execute and deliver an instrument transferring to such successor Custodian all the rights and powers of the Custodian so ceasing to act. Upon the request of any such successor Custodian, Vivendi, Vivendi Exchangeco and such predecessor Custodian shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Custodian all such rights and powers.

7.4      NOTICE OF SUCCESSOR CUSTODIAN

         Upon acceptance of appointment by a successor Custodian as provided herein, Vivendi and Vivendi Exchangeco shall cause to be mailed notice of the succession of such Custodian hereunder to each Holder. If Vivendi or Vivendi Exchangeco shall fail to cause such notice to be mailed within 10 days after acceptance of appointment by the successor Custodian, the successor Custodian shall cause such notice to be mailed at the expense of Vivendi and Vivendi Exchangeco.

7.5      ACCREDITED INTERMEDIARY

         The Custodian has initially appointed - (Paris) as agent of the Custodian to act as the Accredited Intermediary for the purposes of this Agreement. The Accredited Intermediary in acting hereunder shall be subject at all times and in all respects to the direction of the Custodian and shall be responsible solely to it and Vivendi. The Accredited Intermediary may resign and be discharged from its duties hereunder by notice of such resignation delivered to the Custodian and Vivendi at least 30 days prior to the date on which such resignation is to become effective. The Custodian shall, promptly after receiving such notice, appoint a substitute intermediary, after consultation with Vivendi, which shall thereafter be the Accredited Intermediary hereunder. Whenever Vivendi determines that it is in the best interest of the Holders to do so, it may cause the appointment of a substitute or an additional intermediary, after consultation with the Custodian, which shall thereafter be the Accredited Intermediary hereunder. Upon demand of the Custodian or Vivendi, the Accredited Intermediary shall deliver such of the Vivendi Voting Rights held by it as are requested of it to any other Accredited Intermediary or such substitute or additional intermediary or intermediaries. Each such substitute or additional intermediary shall deliver to the Custodian forthwith upon its appointment, an acceptance of such appointment satisfactory in form and substance to the Custodian and Vivendi. Immediately upon any such change, the Custodian shall give notice thereof in writing to all Holders.

         Upon the appointment of any successor Custodian hereunder, any Accredited Intermediary then acting hereunder shall forthwith become, without any further act or writing, the agent hereunder of such successor Custodian and the appointment of such successor custodian shall in no way impair the authority of each Accredited Intermediary hereunder; but the successor Custodian so appointed shall, nevertheless, on the written request of any Accredited Intermediary, execute and deliver to such Accredited Intermediary all such instruments as may be proper to give to such Accredited Intermediary full and complete power and authority as agent hereunder of such successor Custodian.

         The Accredited Intermediary is, and any successor thereto or replacement thereof shall be, an entity qualifying as an accredited intermediary eligible to hold securities of Vivendi in bearer form under French law. The Accredited Intermediary shall be the registered holder of the Vivendi Voting Rights in any circumstances so required by French law, or considered desirable by Vivendi or the Custodian. The Custodian shall require the Accredited Intermediary to agree, as a condition of its appointment as such, that it shall hold the Vivendi Voting Rights only as nominee.



                                    ARTICLE 8

                               VIVENDI SUCCESSORS

8.1      CERTAIN REQUIREMENTS IN RESPECT OF COMBINATION, ETC.

         Vivendi agrees not to consummate any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person or, in the case of a merger, of the continuing corporation resulting therefrom unless, but may do so if:

         (a) such other person or continuing corporation (herein called the "VIVENDI SUCCESSOR"), by operation of law, becomes, without more, bound by the terms and provisions of this Agreement or, if not so bound, executes, before or contemporaneously with the consummation of such transaction, an agreement supplemental hereto and such other instruments (if any) as are satisfactory to the Custodian, acting reasonably, and in the opinion of legal counsel to the Custodian are reasonably necessary or advisable to evidence the assumption by the Vivendi Successor of liability for any moneys payable and property deliverable hereunder by Vivendi and the covenant of such Vivendi Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of Vivendi under this Agreement; and

         (b) such transaction shall, to the satisfaction of the Custodian, acting reasonably, and in the opinion of legal counsel to the Custodian, be upon such terms and conditions as substantially to preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the Custodian or of the Holders hereunder.

8.2      VESTING OF POWERS IN SUCCESSOR

         Whenever the conditions of section 8.1 have been duly observed and performed, the Custodian, Vivendi Successor, Seagram and Vivendi, as applicable, shall, if required by section 8.1, execute and deliver the supplemental trust agreement provided for in Article 9 and thereupon Vivendi Successor shall possess and from time to time may exercise each and every right and power of Vivendi under this Agreement in the name of Vivendi or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the Board of Directors of Vivendi or any officers of Vivendi may be done and performed with like force and effect by the directors or officers of such Vivendi Successor.

8.3      WHOLLY-OWNED SUBSIDIARIES

         Nothing herein shall be construed as preventing (i) the amalgamation or merger of any wholly-owned direct or indirect subsidiary of Vivendi (other than Vivendi Exchangeco or Vivendi Holdings) with or into Vivendi, (ii) the winding-up, liquidation or dissolution of any wholly-owned direct or indirect subsidiary of Vivendi (other than Vivendi Exchangeco or Vivendi Holdings) provided that all of the assets of such subsidiary are transferred to Vivendi or another wholly-owned direct or indirect subsidiary of Vivendi, or (iii) any other distribution of the assets of any wholly-owned direct or indirect subsidiary of Vivendi (other than Vivendi Exchangeco or Vivendi Holdings) among the shareholders of such subsidiary for the purpose of winding up its affairs, and any such transactions are expressly permitted by this Article 8.


                                    ARTICLE 9

                 AMENDMENTS AND SUPPLEMENTAL CUSTODY AGREEMENTS

9.1      AMENDMENTS, MODIFICATIONS, ETC.

         Subject to sections 8.2, 8.4 and 10.1, this Agreement may not be amended or modified except by an agreement in writing executed by Vivendi, Vivendi Exchangeco and the Custodian and approved by the Holders in accordance with section 10.2 of the Share Provisions.

9.2      MINISTERIAL AMENDMENTS

         Notwithstanding the provisions of section 9.1, the parties to this Agreement may in writing, at any time and from time to time, without the approval of the Holders, amend or modify this Agreement for the purposes of:

         (a) adding to the covenants of any or all parties hereto for the protection of the Holders hereunder provided that the Board of Directors of each of Vivendi Exchangeco and Vivendi shall be of the good faith opinion that such additions will not be prejudicial to the rights or interests of the Holders;

         (b) making such amendments or modifications not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board of Directors of each of Vivendi and Vivendi Exchangeco and in the opinion of the Custodian, having in mind the best interests of the Holders, it may be expedient to make, including without limitation those referred to in section 3.1(b), provided that such Boards of Directors and the Custodian, acting on the advice of counsel, shall be of the opinion that such amendments and modifications will not be prejudicial to the interests of the Holders; or

         (c) making such changes or corrections which, on the advice of counsel to Vivendi, Vivendi Exchangeco and the Custodian, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the Custodian, acting on the advice of counsel, and the Board of Directors of each of Vivendi and Vivendi Exchangeco shall be of the opinion that such changes or corrections will not be prejudicial to the rights and interests of the Holders.

9.3      MEETING TO CONSIDER AMENDMENTS

         Vivendi Exchangeco, at the request of Vivendi, shall call a meeting or meetings of the Holders for the purpose of considering any proposed amendment or modification requiring approval under this Agreement. Any such meeting or meetings shall be called and held in accordance with the by-laws of Vivendi Exchangeco, the Share Provisions and all applicable laws.

9.4      CHANGES IN CAPITAL OF VIVENDI AND VIVENDI EXCHANGECO

         At all times after the occurrence of any event contemplated under section 2.7 or 2.8 of the Support Agreement or otherwise, as a result of which the Vivendi Shares, Vivendi Voting Rights or the Exchangeable Shares are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which the Vivendi Shares, the Vivendi Voting Rights or the Exchangeable Shares are so changed and the parties hereto shall execute and deliver a supplemental agreement giving effect to and evidencing such necessary amendments and modifications.

9.5      EXECUTION OF SUPPLEMENTAL CUSTODY AGREEMENTS

         From time to time Vivendi Exchangeco (when authorized by a resolution of its Board of Directors), Vivendi (when authorized by a resolution of its Board of Directors) and the Custodian may, subject to the provisions of these presents, and they shall, when so directed by these presents, execute and deliver by their proper officers, agreements or other instruments supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

         (a) evidencing the successors of any successor Custodian in accordance with the provisions of Article 7;

         (b) making any additions to, deletions from or alterations of the provisions of this Agreement which, in the opinion of the Custodian, acting on the advice of counsel, will not be prejudicial to the interests of the Holders or are, in the opinion of counsel to the Custodian, necessary or advisable in order to incorporate, reflect or comply with any legislation the provisions of which apply to Vivendi, Vivendi Exchangeco, the Custodian or this Agreement; and

         (c) for any other purposes not inconsistent with the provisions of this Agreement, including without limitation, to make or evidence any amendment or modification to this Agreement as contemplated hereby, provided that, in the opinion of the Custodian, the rights of the Custodian and Holders will not be prejudiced thereby.


                                   ARTICLE 10

                                   TERMINATION

10.1     TERM

         This Agreement shall continue until the earliest to occur of the following events:

         (a)      no outstanding Exchangeable Shares are held by a Holder; and

         (b) each of Vivendi and Vivendi Exchangeco elects in writing to terminate this Agreement and such termination is approved by the Holders in accordance with section 10.2 of the Share Provisions.

         The provisions of Articles 5 and 6 shall survive any termination of this Agreement.


                                   ARTICLE 11

                                     GENERAL

11.1     SEVERABILITY

         If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

11.2     ENUREMENT

         This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns and to the benefit of the Holders.

11.3     NOTICES TO PARTIES

         All notices and other communications between the parties hereunder shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for such party as shall be specified in like notice):

         (a)      if to Vivendi or Vivendi Exchangeco, at:

                  c/o Vivendi
                  [             ]
                  Paris, France

                  Attention:  [                    ]
                  Telecopier No.:  [           ]


         (b)      if to the Custodian, at:
                  [                 ]
                  [                 ]
                  [                 ]
                  Toronto, Ontario, Canada

                  Attention:  [          ]
                  Telecopier No.:   (416)  [        ]


Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of receipt thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

11.4     NOTICE TO HOLDERS

         Any and all notices to be given and any documents to be sent to any Holders may be given or sent to the address of such Holder shown on the register of holders of Exchangeable Shares in any manner permitted by the by-laws of Vivendi Exchangeco from time to time in force in respect of notices to shareholders and shall be deemed to be received (if given or sent in such manner) at the time specified in such by-laws, the provisions of which by-laws shall apply mutatis mutandis to notices or documents as aforesaid sent to such Holders.

11.5     COUNTERPARTS

         This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

11.6     JURISDICTION

         This Agreement shall be construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

11.7     RESPONSIBILITY OF CUSTODIAN

         The Custodian shall be responsible for any acts or omissions of an Accredited Intermediary that are inconsistent with the terms of this Agreement or that in any manner prejudice the rights of any holder of Vivendi Voting Rights provided for herein.

11.8     ATTORNMENT

         Each of the Custodian, Vivendi and Vivendi Exchangeco agrees that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of Ontario, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and Vivendi hereby appoint Vivendi Exchangeco at its registered office in the Province of Ontario as attorney for service of process.


         IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first above written.



                                              VIVENDI

                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:




                                              3744531 CANADA INC.


                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                              [CUSTODIAN]

                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title: